                                                                    Exhibit 25.3


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                     95-4655078
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                      identification No.)

101 CALIFORNIA STREET, FLOOR 38
SAN FRANCISCO, CALIFORNIA                                                 94111
(Address of principal executive offices)                              (Zip Code)

                                Thomas F. Godfrey
                                 Vice President
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                            METLIFE CAPITAL TRUST III
               (Exact name of obligor as specified in its charter)

          Delaware                                            To Be Applied For
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification No.)


ONE MADISON AVENUE
NEW YORK, NEW YORK                                                    10010-3690
(Address of principal executive offices)                              (Zip Code)


             TRUST PREFERRED SECURITIES OF METLIFE CAPITAL TRUST III

                       (Title of the indenture securities)
         -------------------------------------------------------------

ITEM  1. GENERAL INFORMATION.

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Comptroller of the Currency, Washington, D.C.

            Board of Governors of the Federal Reserve System, Washington, D.C.

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

ITEM  2. AFFILIATIONS WITH OBLIGOR.

      If the Obligor is an affiliate of the trustee, describe each such affiliation.

      None.


NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM  16. LIST OF EXHIBITS.

      List below all exhibits filed as part of this statement of eligibility.

      Exhibit 1. Articles of Association of the Trustee as Now in Effect (see
                 Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

      Exhibit 2. Certificate of Authority of the Trustee to Commence Business
                 (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

      Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers
                 (contained in Exhibit 2).

      Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1
                 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

      Exhibit 5. Not Applicable

      Exhibit 6. The consent of the Trustee required by Section 321 (b) of the
                 Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

      Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      Exhibit 8. Not Applicable

      Exhibit 9. Not Applicable

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Detroit, and State of Michigan, on the 21st day of January, 2004.

                                J. P. Morgan Trust Company, National Association


                                      By: /s/ J. Michael Banas
                                          ----------------------
                                          J. Michael Banas
                                          Vice President

                                                                      Exhibit 7



                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             Statement of Condition

                               September 30, 2003

                                                                         ($000)
                                                                        --------
Assets

    Cash and Due From Banks                                            $  32,688
    Securities                                                           115,560
    Loans and Leases                                                      41,185
    Premises and Fixed Assets                                              9,470
    Intangible Assets                                                    158,727
    Other Assets                                                          15,568
                                                                       ---------
        Total Assets                                                   $ 373,198
                                                                       =========


LIABILITIES

    Deposits                                                           $ 102,395
    Other Liabilities                                                     47,412
                                                                       ---------
        Total Liabilities                                                149,807

EQUITY CAPITAL

    Common Stock                                                             600
    Surplus                                                              181,587
    Retained Earnings                                                     41,204
                                                                       ---------
        Total Equity Capital                                             223,391
                                                                       ---------
        Total Liabilities and Equity Capital                           $ 373,198
                                                                       =========